UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2009

FIRST MERCURY FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-33077	38-3164336
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29110 Inkster Road Suite 100 Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 762-6837

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

First Mercury Financial Corporation (“First Mercury”) posted an Investor Presentation on the Investor Relations page of its website at www.firstmercury.com on Wednesday, June 3, 2009. First Mercury is not undertaking to update these materials. This report should not be deemed an admission as to the materiality of any information contained in these materials.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

       FIRST MERCURY FINANCIAL CORPORATION

DATE: June 3, 2009

BY: /s/ John A. Marazza

John A. Marazza
Executive Vice President, Chief Financial Officer and Corporate
Secretary